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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): May 28, 2004
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)
                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 28, 2004 the Registrant issued a press release announcing its sale of its IT fulfillment, professional services, and enterprise software development and operations consulting businesses, a copy of which is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

99.1 - Press Release dated May 28, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      May 28, 2004


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /S/ Barry R. Steinberg
                                        --------------------
                                        Barry R. Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated March 9, 2004